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                                                                  EXHIBIT 23.4

        Killen & Associates hereby consents to the use of the language quoted on the inside front cover of Princeton eCom Corporation's Registration Statement on Form S-1 (File No. 333-75385) filed with the Securities and Exchange Commission on March 31, 1999.


                                                    KILLEN & ASSOCIATES

                                                    /s/ Jules F. Street
                                                    -------------------------
                                                    Jules F. Street
                                                    Vice President